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                                                                     EXHIBIT 23D





                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Stratosphere Corporation:

We consent to the use of our report incorporated herein by reference.

                                     /s/ KPMG Peat Marwick LLP




Las Vegas, Nevada
April 8th, 1997